UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a−6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a−12

American Public Education, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a−6(i)(4) and 0−11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0−11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0−1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ANNUAL MEETING OF STOCKHOLDERS OF

AMERICAN PUBLIC EDUCATION, INC.

May 6, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 6, 2011 FOR AMERICAN PUBLIC EDUCATION, INC.
THE FOLLOWING MATERIALS ARE AVAILABLE AT
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=15611

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided. 20730304030000000000 5 050611 Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of directors: Wallace E. Boston, Jr. J. Christopher Everett Barbara G. Fast F. David Fowler Jean C. Halle Timothy J. Landon Timothy T. Weglicki 2. Approval of the adoption of the American Public Education, Inc. 2011 Omnibus Incentive Plan. 3. Advisory vote on compensation of our named executive officers as disclosed in the proxy statement for the 2011 Annual Meeting. 4. Advisory vote on the frequency of stockholder advisory votes on our executive compensation in the future (select one): 5. Ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted in accordance with the recommendations of our Board of Directors, as stated above. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES; "FOR" PROPOSALS 2, 3, AND 5; AND IN FAVOR OF FUTURE VOTES ON EXECUTIVE COMPENSATION EVERY YEAR. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 2 years 3 years ABSTAIN 1 year